UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2017

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sonus Networks, Inc. (the “Company”) held its annual meeting of stockholders on June 9, 2017 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved an amendment and restatement to the Sonus Networks, Inc. Amended and Restated Stock Incentive Plan (the “Plan”) to, among other things:

•                  Increase the aggregate number of shares of the Company’s common stock authorized for issuance under the Plan by an additional 900,000 shares;

•                  Make the Plan more explicit by providing that any dividends on unvested restricted stock or with respect to shares of common stock granted under an other stock unit award will be paid to a participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares and that any dividend equivalents with respect to restricted stock units and other stock unit awards will be subject to the same vesting conditions and restrictions on transfer and forfeitability applicable to the underlying award with respect to which it is paid.  No interest will be paid on any such dividends or dividend equivalents;

•                  Explicitly require a participant who accepts an award under the Plan to be bound by any clawback policy that the Company has in effect or may adopt in the future; and

•                  Eliminate the requirement that each share of stock subject to an award of restricted stock, restricted stock units, performance awards or other stock unit awards (collectively, “full value awards”) be counted against the share reserve as 1.50 shares for every 1 share subject to such award.  This change applies to all full value awards from and after June 9, 2017, the date of the Annual Meeting.  Shares of common stock subject to awards that were granted under any prior ratio that applied at the time such awards were granted will continue to return to the Plan upon forfeiture of such awards at the previous applicable ratio.

This amendment and restatement of the Plan had previously been approved by the Company’s Board of Directors subject to stockholder approval.  The provisions of the Plan are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2017 (the “Proxy Statement”) under “Proposal Two — Approval of an Amendment and Restatement of Sonus Networks’ Stock Incentive Plan.”  The foregoing summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting to consider and vote upon the matters listed below.  The proposals are described in detail in the Company’s Proxy Statement.  The final voting results from the Annual Meeting are set forth below.

(1)                                 The stockholders elected each of the eight nominees to the Board of Directors of the Company to hold office until the 2018 annual meeting of stockholders:

Director	Shares For	Shares Against	Abstentions	Broker Non- Votes

Matthew W. Bross	34,150,377	656,372	112,496	11,960,260

Raymond P. Dolan	34,556,049	253,483	109,713	11,960,260

Beatriz V. Infante	34,147,139	660,504	111,602	11,960,260

Howard E. Janzen	32,988,180	1,819,404	111,661	11,960,260

Richard J. Lynch	34,571,753	236,623	110,869	11,960,260

Pamela D.A. Reeve	33,958,445	850,081	110,719	11,960,260

John A. Schofield	34,138,709	668,497	112,039	11,960,260

Scott E. Schubert	34,544,078	263,533	111,634	11,960,260

All the Company’s nominees were elected, having received more votes cast “for” their election than “against” their election.

(2)                                 By the following vote, the stockholders approved an amendment and restatement of the Company’s Amended and Restated Stock Incentive Plan:

Shares For	30,919,095

Shares Against	3,837,819

Abstentions	162,331

Broker Non-Votes	11,960,260

(3)                                 By the following vote, the stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Shares For	46,573,433

Shares Against	95,652

Abstentions	210,420

(4)                                 By the following vote, the stockholders approved an advisory vote concerning the compensation paid to the Company’s named executive officers as disclosed in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narratives contained in the Proxy Statement:

Shares For	20,080,421

Shares Against	14,681,393

Abstentions	157,431

Broker Non-Votes	11,960,260

The Compensation Committee of the Board of Directors of the Company will consider the outcome of the advisory vote when making future compensation decisions relating to the compensation paid to the Company’s named executive officers.

(5)                                 By the following vote, the stockholders voted in favor of holding an advisory vote to approve the compensation paid to the Company’s named executive officers every year:

One Year	29,232,389

Two Years	80,273

Three Years	5,378,287

Abstentions	228,296

Broker Non-Votes	11,960,260

After taking into consideration the foregoing voting results and the Board of Director’s prior recommendation in favor of an annual advisory vote to approve the compensation paid to the Company’s named executive officers, the Company intends to hold future advisory votes to approve the compensation paid to the Company’s named executive officers every year.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibit

10.1                        Sonus Networks, Inc. Amended and Restated Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2017	SONUS NETWORKS, INC.

By:
/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

10.1                        Sonus Networks, Inc. Amended and Restated Stock Incentive Plan.